UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 21, 2026

SPOK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32358	16-1694797
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 Technology Drive	,	Suite 400
Plano	,	Texas	75074
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (800) 611-8488
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPOK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On July 21, 2026, Spok Holdings, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). There were 20,905,932 shares of common stock eligible to vote, of which 15,452,535 shares were represented by proxy at the Annual Meeting. The purpose of the Annual Meeting was to elect six directors; to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026; to approve, on an advisory basis, the compensation of the Company’s named executive officers (the “NEOs”); and to approve the amended and restated 2020 Equity Incentive Award Plan. No other business was transacted.
As reported in the tables below, six directors were elected to hold office until the next annual meeting and until their respective successors have been elected or appointed, Grant Thornton LLP was ratified as the Company's independent registered public accounting firm for the year ending December 31, 2026, the compensation of the Company's NEOs was approved, on a non-binding advisory basis, and the amended and restated 2020 Equity Incentive Plan was approved.

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Election of Directors:
Dr. Bobbie Byrne	10,671,757	332,992	67,430	4,380,356
Christine M. Cournoyer	10,761,700	244,482	65,997	4,380,356
Randy Hyun	10,857,135	151,615	63,429	4,380,356
Vincent D. Kelly	10,828,591	181,391	62,197	4,380,356
Brett Shockley	10,820,159	182,984	69,036	4,380,356
Todd Stein	10,862,970	144,100	65,109	4,380,356

Ratification of the Appointment of Grant Thornton LLP	15,197,592	204,949	49,994	—
Advisory Vote on the Approval of NEO Compensation	10,457,566	461,611	153,002	4,380,356
Approval of the Amendment and Restatement of 2020 Equity Incentive Award Plan	10,357,182	546,445	168,552	4,380,356

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spok Holdings, Inc.

Date:	July 22, 2026	By:	/s/ Michael W. Wallace
			Name:	Michael W. Wallace
			Title:	Chief Financial Officer